UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2015

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 424-9144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Report is to amend the Current Report on Form 8-K of Willdan Group, Inc. (the “Company”) originally filed with the United States Securities and Exchange Commission (the “Commission”) on January 21, 2015 (the “Initial Form 8-K”), as amended by Amendment No. 1 to the Current Report on Form 8-K/A filed with the Commission on March 27, 2015 (“Amendment No. 1”), each related to two separate acquisitions by the Company. On January 15, 2015, the Company acquired substantially all of the assets of 360 Energy Engineers, LLC (“360 Energy”) pursuant to the terms of an Asset Purchase Agreement, dated as of January 15, 2015, by and among the Company, Willdan Energy Solutions (“WES”), and 360 Energy. In addition, on the same date, the Company acquired all the outstanding shares of Abacus Resource Management (“Abacus”) pursuant to the terms of a Stock Purchase Agreement, dated as of January 15, 2015, by and among the Company, WES, Abacus and Mark Kinzer and Steve Rubbert.

This Amendment No. 2 to the Current Report on Form 8-K/A (“Amendment No. 2”) amends and supplements Item 9.01 of Amendment No. 1 to file a revised independent auditor’s report of Kent, Kuykendall & Co., P.C. for the financial statements of Abacus, as of and for the year ended December 31, 2013 (the “Revised Abacus Audit Report”), and an updated consent of Kent, Kuykendall & Co., P.C., the independent auditors of Abacus, as well as an updated consent of Kohart Accounting p.a., the independent auditors of 360 Energy. The Revised Abacus Audit Report does not revise any of Abacus’ previously filed financial statements. Any information required to be set forth in the Initial Form 8-K or Amendment No. 1 which is not being amended or supplemented pursuant to this Amendment No. 2 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K or Amendment No. 1 and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K or Amendment No. 1. Accordingly, this Amendment No. 2 should be read in conjunction with the Initial Form 8-K and Amendment No. 1.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K/A that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Current Report on Form 8-K/A that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements include, without limitation, the Company’s current expectations with respect to payment of the earn-out consideration and preliminary estimated adjustments to record the assets and liabilities of the Company at their respective estimates of fair values under acquisition accounting, and are based on current available information.

Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information regarding the fair values of assets and liabilities becoming available, the performance of additional fair value analyses, and risk factors identified in the Company’s periodic filings with the SEC, including without limitation in the Company’s Annual Report on Form 10-K for the year ended January 2, 2015. Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

Item 9.01               Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

(1)         Unaudited financial statements of 360 Energy, as of and for the nine months ended September 30, 2014, are being filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(2)         Unaudited financial statements of 360 Energy, as of and for the nine months ended September 30, 2013, are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(3)         Audited financial statements of 360 Energy as of and for the year ended December 31, 2013, are being filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(4)         Audited financial statements of 360 Energy as of and for the year ended December 31, 2012, are being filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(5)         Unaudited financial statements of Abacus, as of and for the nine months ended September 30, 2014, are being filed as Exhibit 99.5 to this Form 8-K/A and are incorporated herein by reference.

(6)         Unaudited financial statements of Abacus, as of and for the nine months ended September 30, 2013, are being filed as Exhibit 99.6 to this Form 8-K/A and are incorporated herein by reference.

(7)         Audited financial statements of Abacus, as of and for the year ended December 31, 2013, are being filed as Exhibit 99.7 to this Form 8-K/A and are incorporated herein by reference.

(b)          Pro Forma Financial Information

(1)         Unaudited pro forma condensed combined balance sheets and statements of operations for the Company as of and for the nine months ended September 26, 2014 and for the year ended December 27, 2013, giving effect to the acquisition of 360 Energy, and the notes thereto, are being filed as Exhibit 99.8 to this Form 8-K/A and are incorporated herein by reference.

(2)         Unaudited pro forma condensed combined balance sheets and statements of operations for the Company as of and for the nine months ended September 26, 2014 and for the year ended December 27, 2013, giving effect to the acquisition of Abacus, and the notes thereto, are being filed as Exhibit 99.9 to this Form 8-K/A and are incorporated herein by reference.

(d)          Exhibits

Exhibit No.	Description

2.1

Stock Purchase Agreement, by and among Willdan Energy Solutions, Abacus Resource Management Company, Willdan Group, Inc. and the shareholders of Abacus Resource Management Company, dated as of January 15, 2015 (incorporated herein by reference to Exhibit 2.1 to Willdan Group, Inc.’s Current Report on Form 8-K filed on January 21, 2015).

2.2

Asset Purchase Agreement, by and among Willdan Energy Solutions, Willdan Group, Inc. and 360 Energy Engineers, LLC, dated as of January 15, 2015 (incorporated herein by reference to Exhibit 2.2 to Willdan Group, Inc.’s Current Report on Form 8-K filed on January 21, 2015).

23.1	Consent of Kohart Accounting p.a., independent accountants for 360 Energy Engineers, LLC (filed herewith)

23.2	Consent of Kent, Kuykendall & Co., P.C., independent accountants for Abacus Resource Management Company (filed herewith)

99.1

Unaudited financial statements of 360 Energy Engineers, LLC as of and for the nine months ended September 30, 2014 (incorporated herein by reference to Exhibit 99.1 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.2

Unaudited financial statements of 360 Energy Engineers, LLC as of and for the nine months ended September 30, 2013 (incorporated herein by reference to Exhibit 99.2 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.3

Audited financial statements of 360 Energy Engineers, LLC as of and for the year ended December 31, 2013 (incorporated herein by reference to Exhibit 99.3 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.4

Audited financial statements of 360 Energy Engineers, LLC as of and for the year ended December 31, 2012 (incorporated herein by reference to Exhibit 99.4 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.5

Unaudited financial statements of Abacus Resource Management Company as of and for the nine months ended September 30, 2014 (incorporated herein by reference to Exhibit 99.5 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.6

Unaudited financial statements of Abacus Resource Management Company as of and for the nine months ended September 30, 2013 (incorporated herein by reference to Exhibit 99.6 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.7	Audited financial statements of Abacus Resource Management Company as of and for the year ended December 31, 2013 (filed herewith)

99.8

Unaudited pro forma condensed combined balance sheets and statements of operations for Willdan Group, Inc. as of and for the nine months ended September 26, 2014 and for the year ended December 27, 2013, giving effect to the acquisition of 360 Energy, and the notes thereto (incorporated herein by reference to Exhibit 99.8 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.9

Unaudited pro forma condensed combined balance sheets and statements of operations for Willdan Group, Inc. as of and for the nine months ended September 26, 2014 and for the year ended December 27, 2013, giving effect to the acquisition of Abacus, and the notes thereto (incorporated herein by reference to Exhibit 99.9 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Willdan Group, Inc.

Date: September 25, 2015	By:	/s/ Stacy B. McLaughlin
		Name:	Stacy B. McLaughlin
		Title:	Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement, by and among Willdan Energy Solutions, Abacus Resource Management Company, Willdan Group, Inc. and the shareholders of Abacus Resource Management Company, dated as of January 15, 2015 (incorporated herein by reference to Exhibit 2.1 to Willdan Group, Inc.’s Current Report on Form 8-K filed on January 21, 2015).

2.2

Asset Purchase Agreement, by and among Willdan Energy Solutions, Willdan Group, Inc. and 360 Energy Engineers, LLC, dated as of January 15, 2015 (incorporated herein by reference to Exhibit 2.2 to Willdan Group, Inc.’s Current Report on Form 8-K filed on January 21, 2015).

23.1	Consent of Kohart Accounting p.a., independent accountants for 360 Energy Engineers, LLC (filed herewith)

23.2	Consent of Kent, Kuykendall & Co., P.C., independent accountants for Abacus Resource Management Company (filed herewith)

99.1

Unaudited financial statements of 360 Energy Engineers, LLC as of and for the nine months ended September 30, 2014 (incorporated herein by reference to Exhibit 99.1 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.2

Unaudited financial statements of 360 Energy Engineers, LLC as of and for the nine months ended September 30, 2013 (incorporated herein by reference to Exhibit 99.2 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.3

Audited financial statements of 360 Energy Engineers, LLC as of and for the year ended December 31, 2013 (incorporated herein by reference to Exhibit 99.3 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.4

Audited financial statements of 360 Energy Engineers, LLC as of and for the year ended December 31, 2012 (incorporated herein by reference to Exhibit 99.4 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.5

Unaudited financial statements of Abacus Resource Management Company as of and for the nine months ended September 30, 2014 (incorporated herein by reference to Exhibit 99.5 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.6

Unaudited financial statements of Abacus Resource Management Company as of and for the nine months ended September 30, 2013 (incorporated herein by reference to Exhibit 99.6 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.7	Audited financial statements of Abacus Resource Management Company as of and for the year ended December 31, 2013 (filed herewith)

99.8

Unaudited pro forma condensed combined balance sheets and statements of operations for Willdan Group, Inc. as of and for the nine months ended September 26, 2014 and for the year ended December 27, 2013, giving effect to the acquisition of 360 Energy, and the notes thereto (incorporated herein by reference to Exhibit 99.8 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).

99.9

Unaudited pro forma condensed combined balance sheets and statements of operations for Willdan Group, Inc. as of and for the nine months ended September 26, 2014 and for the year ended December 27, 2013, giving effect to the acquisition of Abacus, and the notes thereto (incorporated herein by reference to Exhibit 99.9 to Willdan Group, Inc.’s Amendment No. 1 to its Current Report on Form 8-K/A filed on March 27, 2015).